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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                          July 26, 2004 (July 23, 2004)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)


-------------------------- -------------------------- --------------------------
        DELAWARE                     0-23317                 06-1411336
-------------------------- -------------------------- --------------------------
 (State of Incorporation)          (Commission             (IRS Employer
                                   File Number)         Identification Number)
-------------------------- -------------------------- --------------------------


                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)


                                 (301) 987-1700
              (Registrant's telephone number, including area code)


                                       NA
          (Former name or former address, if changed since last report)





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Item 5.  Other Events and Regulation FD Disclosure

     On July 23, 2004, Gene Logic Inc. (the "Company") issued a press release announcing the Company's proposed agreement to acquire a technology program, its associated research team and other assets from Millennium Pharmaceuticals, Inc. A copy of the Company's press release is attached hereto as Exhibit 99.1.




Item 7.  Financial Statements and Exhibits

(c)      Exhibits

Exhibit Number                   Description
-----------------------        -------------------------------------------------

         99.1                  Press Release issued by Gene Logic Inc. dated
                               July 23, 2004.








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Gene Logic Inc.


                                             By: /s/ Philip L. Rohrer, Jr.
                                                 -------------------------------
                                                 Philip L. Rohrer, Jr.
                                                 Chief Financial Officer


Dated: July 26, 2004



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                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

99.1                       Press Release issued by Gene Logic Inc. dated July
                           23, 2004.